                                PROMISSORY NOTE

   FOR VALUE RECEIVED, the undersigned promises to pay the order of SCHERER CAPITAL, LLC, a Delaware limited liability company (hereafter, together with any holder hereof, call "Holder"), without grace, the principal sum of one million eight hundred thousand and no/100 DOLLARS ($1,800,000.00) or so much thereof as has been advanced hereunder, in legal tender of the United States, together with interest at the rate of 9-1/4% per annum on the unpaid principal balance from time to time outstanding from the date of each advance.

   The entire unpaid principal balance of the indebtedness evidenced by this Note, together with all accrued interest shall be due and payable on February 15, 1996.

   All payments shall be applied first to accrued interest and then on the unpaid principal balance.

   Any payment of principal or interest which is not made when due, shall bear interest at the rate of 18% per annum from the due date until paid.

   Principal and interest are payable at the offices of Holder in metropolitan Atlanta, Georgia or at such other place as the Holder may from time to time designate in writing.

   This Note is secured in accordance with the terms of, and is entitled to the benefit of, a Security Agreement of even date herewith executed by the undersigned in favor of the Holder.

   Should any payment not be paid in full when due, or should the undersigned fail to comply with any of the terms of requirements of the Security Agreement securing this indebtedness, the entire unpaid principal balance of the indebtedness evidenced by this Note, together with all accrued interest, shall, at the option of the Holder and without notice or demand of any kind, become immediately due and payable and may be collected forthwith.

If the undersigned files a voluntary petition in bankruptcy, is adjudicated a bankrupt or insolvent, files a petition or answer seeking or acquiescing in any reorganization or arrangement under the bankruptcy laws, seeks or acquiesces in the appointment of a trustee or receiver, makes a general assignment for the benefit of creditors, or admits in writing of the inability to pay debts generally as they become due, the entire unpaid principal balance of the indebtedness evidenced by this Note, together with all accrued interest, shall be immediately due and payable without notice or demand of any kind and shall bear interest at the rate of 18% per annum from the date thereof until paid.

   Failure to the Holder to exercise the right of accelerating the maturity of this debt, or indulgence granted from time to time, shall in not event be considered as a waiver of such right of acceleration or estop the Holder from exercising such right.

   In case this note is collected by law, or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection, including 15% of principal and interest as attorney's fees.

   The undersigned waives presentment, demand, protest and notice of demand, protect or nonpayment.

   Time is of the essence of this Note.

   The Note is to be construed in all respects and enforced according to the laws of the State of Georgia.

   This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty. Prepayments of principal shall be accompanied by accrued interest on the amount of principal so prepaid through the date of payment. Prepayments shall not affect of vary the duty of the undersigned to pay all obligations when due, and shall not affect or impair the right of the Holder to pursue all remedies available hereunder, or under the Security Agreement securing this indebtedness.

   IN WITNESS WHEREOF, the undersigned have executed this Note as of this 15th day of December, 1995.


                                          MARQUEST MEDICAL PRODUCTS, INC.

                                          By:__________________________________
                                          Title: President

                                          Attest:______________________________
                                          Title: Vice President-Finance


                                          (Corporate Seal)

                              SECURITY AGREEMENT


    1.  MARQUEST MEDICAL PRODUCTS, INC. (hereinafter called "Debtor"), whose address is 11039 Lansing Circle, Englewood, Colorado 80112, for value received, hereby grants to Scherer Capital, LLC, a Delaware limited liability company (hereinafter called "Second Party"), whose address is 2859 West Paces

Ferry Road, Suite 300, Atlanta, Georgia 30330, a security interest in the

"Collateral" (as hereinafter defined) to secure the payment of the principal and interest on, and all obligations under a note (hereinafter called the

"Note"), dated even date herewith, made by the Debtor, payable to the order of the Secured Party, in the original principal amount of one million eight hundred thousand and no/100 DOLLARS ($1,800,000.00), all renewals and extensions of the Note, all obligations of the Debtor hereunder, all costs,

expenses, advances and liabilities which may be made or incurred by the

Secured Party in the disbursement, administration and collection of the loan evidenced by the Note and in the protection, maintenance and liquidation of the security interest hereby granted, with interest at the maximum legal rate on such costs, expenses, advances and liabilities, and all other obligations of the Debtor to the Secured Party however created, arising or evidenced,

whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due. The Note and all other obligations secured hereby are herein collectively called the "Liabilities".

    2.  The property (herein called the "Collateral") in which the security interest is granted is all of the Debtor's property described below, together with all proceeds and products therefrom:

      (a)  All inventory, raw materials, work in process and supplies now owned or hereafter acquired; and

      (b)  All accounts receivable now outstanding or hereafter arising.

           Until Default (as hereinafter defined), the Debtor may have possession of the Collateral and use the same in any lawful manner not inconsistent with this Agreement or with any policy of insurance thereon.

   3.  Debtor represents and warrants to, covenants and agrees with, the

Secured Party as follows:

       (a)  The Collateral will be kept at the address of Debtor set forth above unless the Secured Party shall otherwise consent in writing.

       (b)  Debtor shall not conduct business under any name other than that given above, nor change or reorganize the type of business entity under which it does business without the prior written consent of the Secured

   Party.

       (c)  Debtor has full title to the Collateral and will at all times keep the Collateral free of all liens and claims whatsoever, other than the security interest granted hereunder.

       (d)  Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein, without prior written approval of the Secured Party, except that the Debtor may sell the inventory listed in paragraph 2(a) in the ordinary course of business on customary terms and at usual prices and may collect as the



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



   agent of Secured Party sums due on accounts receivable and contract rights listed in paragraph 2(b) above, until advised otherwise by Secured Party.

       (e)  No financing statement covering any of the Collateral is on file in any public office and Debtor will, from time to time or request of the

   Secured Party, execute such financing statement and other documents (and pay the costs of filing or recording the same in all public offices deemed necessary by the Secured Party) and do such other acts and things, and pay the cost thereof, as the Secured Party may request, to establish,

   maintain, perfect, extend, extend, modify or terminate the security interest granted hereunder, including, without limitation, depositing with the Secured Party any certificate of title issuable with respect to any of the Collateral and notation thereon of the security interest granted hereunder.

      (f)  Debtor shall at all times keep the Collateral in first class order and repair, pay promptly all taxes, judgments or charges of any kind levied or assessed thereon, and keep current all rent due on the premises where the Collateral is located.

      (g)  Debtor shall, at all times, maintain insurance on all Collateral against such hazards and in such amounts and with such companies as Secured

   Party may demand, all such insurance policies to be in the possession of

   Secured Party and to contain a lender's loss payable clause naming Secured

   Party in an amount satisfactory to Secured Party. Debtor hereby assigns to

   Secured any proceeds of such policy and all unearned premiums thereon and authorizes and empowers Secured Party to collect such sums and to execute and endorse in Debtor's name all proofs of loss, drafts, checks and any other documents necessary to accomplish such collections, and any persons or entities making payments to Secured Party under the terms of this paragraph are hereby relieved absolutely from any obligation to see to the application of any sums so paid.

      (h)  The Collateral, whether fixed to the realty or not, shall remain personal property.

      (i)  The Secured Party may examine and inspect the Collateral or any portion thereof, wherever located, at any reasonable time or times.

   4.  The Secured Party may, from time to time, at its option, perform any agreement of the Debtor hereunder which the Debtor shall fail to perform and take any other action which the Secured Party deems necessary for the maintenance or preservation of any of the Collateral or its interest therein,

and the Debtor agrees to forthwith reimburse the Secured Party for all expenses of the Secured Party in connection with the foregoing,together with interest thereon at the maximum legal rate from the date incurred until reimbursed by the Debtor.

   5.  If the Collateral, or any part thereof, is repossessed by the Secured

Party, the Debtor agrees to send notice by registered or certified mail to the Secured Party within 24 hours thereafter if the Debtor claims that any article not constituting a part of the Collateral was contained therein at the time of repossession, and agrees that failure to do so shall be a waiver of, and a bar to, any subsequent claim therefor.

   6.  The occurrence of any of the following events shall constitute a default (herein called a "Default") hereunder:

       (a)  Nonpayment when due of any amount payable on any of the

   Liabilities or failure to perform any agreement of the Debtor contained herein, in the Note, or in any other agreement evidencing, securing or regarding the loan evidenced by the Note or any other liability;

      (b)  Any statement, representation or warranty of the Debtor herein or any other writing at any time furnished by the Debtor to the Secured Party is untrue in any material respect as of the date made;

      (c)  Any obligor (which term, as used herein, shall mean the Debtor and each other party primarily or secondarily liable on any of the

   Liabilities) becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceedings are instituted by or against any obligor alleging that such obligor is insolvent or unable to pay debts as they mature;

      (d)  Entry of any judgments against any obligor;

      (e)  Death of any obligor who is a natural person or any partner of any obligor which is a partnership;

      (f)  Dissolution, merger or consolidation or transfer of a substantial part of the property of any obligor which is a corporation or partnership;

      (g)  Appointment of a receiver for the Collateral or any property in which the Debtor has an interest;

      (h)  Seizure of the Collateral; and

      (i)  THe Secured Party feels insecure for any other reason whatsoever.

   When a Default shall have occurred, the Note and all other Liabilities

(notwithstanding any provision thereof) shall, at the option of the Secured

Part, and without demand or notice of any kind, become immediately due and payable and the Secured Party may exercise from time to time any rights and remedies available to it under applicable law. The Debtor agrees, in the case of a Default, to assemble and make available at is expense all of the

Collateral at a convenient place acceptable to the Secured Party and to pay all costs of the Secured Party of collection of the Note and all other

Liabilities, enforcement of rights hereunder, including reasonable attorney's fees and legal expenses, and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. If any notification of any intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least five days before such disposition, postage prepaid,

addressed to the Debtor either at the address shown hereinabove, or at any other address of the Debtor appearing on the records of the Secured Party and in reference to a private sale, need only state that the Secured Party intends to negotiate such a sale. Disposition of Collateral shall be deemed commercially reasonable if made pursuant to a public offering advertised at least twice in a newspaper of general circulation in the community where the

Collateral is located or by a private sale for a sum equal to or in excess of the liquidation value of the Collateral as determined by the Secured Party.

Any proceeds of the disposition of the Collateral may be applied by the

Secured Party to the payment of expenses in connection with the Collateral,

including reasonable attorney's fees and legal expenses, and any balance of such proceeds may be applied by the Secured Party toward the payment of such of the Liabilities, and in such order of application, as the Secured Party may from time to time elect.

   7.   (a)  Time is of the essence of this Agreement.

        (b)  This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

        (c)  No waiver of any breach of any covenant, agreement or undertaking contained herein shall operate as a waiver of any subsequent breach of the same covenant, agreement or undertaking or as a waiver of any other covenant, agreement or undertaking. In the case of a breach by any party of any covenant, agreement or undertaking, the nonbreaching party may nevertheless accept from the other, any payment or performance without waiving its right to exercise any right or remedy provided herein or otherwise, with respect to any such breach which was in existence at the time such payment or performance were accepted by it. No failure of any party to exercise any power given herein or to insist upon strict compliance with any covenant, agreement or undertaking contained herein,

   and no custom or practice which varies from the terms hereof, shall constitute a wavier of such party's right to demand exact compliance with the terms hereof. The waiver by any party of a breach of any covenant,

   agreement or undertaking contained herein shall be made only by a written waiver in each case, and no such waiver shall operate or be construed as a waiver of any prior or subsequent breach.

      (d)  If any provision of this Agreement shall, to any extent, be held invalid, illegal or unenforceable, in whole or in part, the validity,

   legality, and enforceability of the remaining part of such provision, and the validity, legality and enforcement of the other provisions hereof,

   shall not be affected thereby. Any provision of this Agreement which is held invalid, illegal or unenforceable in any jurisdiction shall not be deemed invalid, illegal of unenforceable in any other jurisdiction.

      (e)  This Agreement may not be amended, changed, modified, altered or terminated except in writing executed by all parties with the same formality as this Agreement is executed.

      (f)  Except as otherwise expressly provided herein, all rights, powers and privileges conferred hereunder upon any party shall be cumulative and not restrictive of those given by law. No remedy herein conferred is exclusive of any other available remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given by agreement or now or hereafter existing at law or in equity or by statute.

      (g)  This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by and against all the parties and their respective heirs, legal representatives, successors and assigns. Nothing in this Agreement, expressed or implied, is intended to or shall confer upon any person other than the parties, and their respective heirs, legal representatives, successors and assigns, any rights, remedies, obligations or liabilities.

      (h)  Use the terms "herein", "hereby", "hereunder", "hereof",

   "hereinbefore", "hereinafter", and other equivalent words refer to this

   Agreement in its
   entirety and not solely to the particular portion of the Agreement in which such word is used. Reference to "this Article", "this Section", or a similar reference to a specific part of this Agreement shall refer to the particular Article, Section or specific part in which such reference appears. Wherever used herein, any pronoun shall be deemed to include both singular and plural and all genders.

      (i)  The Debtor will execute, deliver, acknowledge and supply such further documents, instruments and assurances as shall be reasonably necessary or appropriate to carry out the full intent and purposes of this

   Agreement.


   IN WITNESS WHEREOF, the Debtor has executed this Security Agreement as of the 15th day of December, 1995.


                                          MARQUEST MEDICAL PRODUCTS, INC.

                                          By:__________________________________
                                          Title: President

                                          Attest:______________________________
                                          Title: Vice President-Finance


                                          (Corporate Seal)